Other reserves	6 Months Ended
Jun. 30, 2018
Other reserves [abstract]
Other reserves
15. Other reserves	As at	As at
	30.06.18	31.12.17
	£m	£m
Currency translation reserve	3,434	3,084
Available for sale reserve	-	396
Fair value through other comprehensive income reserve	(215)	-
Cash flow hedging reserve	(219)	184
Own credit reserve	(252)	(179)
Other reserves	323	323
Total	3,071	3,808

Currency translation reserve

The currency translation reserve represents the cumulative gains and losses on the retranslation of Barclays Bank Group’s net investment in foreign operations, net of the effects of hedging.

As at 30 June 2018, there was a credit balance of £3,434m (December 2017: £3,084m credit) in the currency translation reserve. The £350m credit movement principally reflected the strengthening of USD against GBP.

Fair value through other comprehensive income reserve

The fair value through other comprehensive income reserve represents the unrealised change in the fair value through other comprehensive income investments since initial recognition. Following the adoption of IFRS 9, accumulated fair value changes of £260m previously recognised in the available for sale reserve are now recorded in fair value through other comprehensive income.

As at 30 June 2018, there was a debit balance of £215m (December 2017: £396m credit in the available for sale reserve) in the fair value through other comprehensive income reserve. The decrease of £611m is driven by a £136m transfer to retained earnings on IFRS 9 transition and a £329m reduction primarily due to changes in fair value of BAGL shares. There was also £151m of net gains transferred to net profit and a tax credit of £33m with the remaining balance related to exchange and other movements.

Cash flow hedging reserve

The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.

As at 30 June 2018, there was a debit balance of £219m (December 2017: £184m credit) in the cash flow hedging reserve. The decrease of £403m principally reflected a £376m decrease in the fair value of interest rate swaps held for hedging purposes as interest rate forward curves increased and £161m of gains transferred to net profit, partially offset by a tax credit of £134m.

Own credit reserve

The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve is not recycled to profit or loss in future periods.

As at 30 June 2018, the amount of own credit recognised in the Barclays Bank Group’s other comprehensive income was a debit balance of £252m (December 2017: £179m debit). The movement of £73m is mainly attributable to the tightening of Barclays’ funding spreads of £98m offset by tax of £25m.

Other reserves

As at 30 June 2018, there was a credit balance of £323m (December 2017: £323m credit) in other reserves relating to redeemed ordinary and preference shares issued by Barclays Bank Group.